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                                                                   EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of The Fulcrum Fund Limited Partnership (the "Company") for the quarterly period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary J. Yannazzo, the Senior Vice President and Chief Financial Officer of Kenmar Advisory Corp., as the General Partner of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      the Report fully complies with the requirements of
                           Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 By:     /s/ Gary J. Yannazzo
         --------------------------------------------
 Name:   Gary J. Yannazzo
         Senior Vice President and Chief Financial Officer

May 15, 2003






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